                      MORGAN STANLEY FLEXIBLE INCOME TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        NOVEMBER 1, 2008 - APRIL 30, 2009

                                                                      AMOUNT OF     % OF
                                      OFFERING          TOTAL           SHARES    OFFERING  % OF FUNDS
   SECURITY      PURCHASE/   SIZE OF  PRICE OF        AMOUNT OF       PURCHASED  PURCHASED     TOTAL                     PURCHASED
   PURCHASED    TRADE DATE  OFFERING   SHARES         OFFERING         BY FUND    BY FUND     ASSETS       BROKERS          FROM
--------------  ----------  --------  --------  --------------------  ---------  ---------  ----------  -------------  -------------
United Mexican   12/18/08      --      $99.784  $   2,000,000.000.00   974,000     0.04%       0.91%    Goldman,       Goldman Sachs
 States 5.950%                                                                                          Sachs & Co.,
due 03/19/2019                                                                                          Morgan
                                                                                                        Stanley

   Novartis      02/04/09      --      $99.897  $   2,000,000,000.00   205,000     0.01%       0.19%    J.P. Morgan,     Citigroup
 Capital Corp                                                                                           Banc of
  Note 4.125%                                                                                           America
 due 2/10/2014                                                                                          Securities
                                                                                                        LLC,  Citi,
                                                                                                        Goldman,
                                                                                                        Sachs & Co.,
                                                                                                        Barclays
                                                                                                        Capital,
                                                                                                        Credit
                                                                                                        Suisse,
                                                                                                        Morgan
                                                                                                        Stanley, UBS
                                                                                                        Investment
                                                                                                        Bank

Roche Holdings   02/18/09      --      $98.428  $4,500,00,000,000.00   370,000     0.00%       0.34%    Banc of           Banc of
  Inc. 6.000%                                                                                           America           America
 due 3/1/2019                                                                                           Securities       Securities
                                                                                                        LLC, Barclays
                                                                                                        Capital,
                                                                                                        Credit Suisse,
                                                                                                        Mitsubishi
                                                                                                        UFJ
                                                                                                        Securities,
                                                                                                        Santander
                                                                                                        Global
                                                                                                        Banking &
                                                                                                        Markets,
                                                                                                        UniCredit
                                                                                                        (HVB),
                                                                                                        Citi, J.P.
                                                                                                        Morgan, BNP
                                                                                                        PARIBAS,
                                                                                                        Deutsche
                                                                                                        Bank
                                                                                                        Securities,
                                                                                                        Morgan
                                                                                                        Stanley, UBS
                                                                                                        Investment
                                                                                                        Bank

Cisco Systems     02/09/09     --      $99.774  $2,000,00,000,000.00   165,000     0.00%       0.14%    Banc of        Goldman Sachs
 Inc. 4.950%                                                                                            America
due 2/15/2019                                                                                           Securities
                                                                                                        LLC, Citi,
                                                                                                        Goldman,
                                                                                                        Sachs & Co.,
                                                                                                        Morgan
                                                                                                        Stanley,
                                                                                                        J.P. Morgan,
                                                                                                        Wachovia
                                                                                                        Securities,
                                                                                                        Barclays
                                                                                                        Capital,
                                                                                                        HSBC, BNP
                                                                                                        PARIBAS, ING
                                                                                                        Wholesale,
                                                                                                        Credit
                                                                                                        Suisse,
                                                                                                        Standard
                                                                                                        Chartered
                                                                                                        Bank,
                                                                                                        Deutsche
                                                                                                        Bank
                                                                                                        Securities,
                                                                                                        UBS
                                                                                                        Investment
                                                                                                        Bank,

The Coca-Cola    03/03/09      --      $99.077  $1,350,00,000,000.00   160,000     0.01%       0.15%    Banc of           Banc of
Company Note                                                                                            America           America
 4.875% due                                                                                             securities
  3/15/2019                                                                                             LLC, Citi,
                                                                                                        HSBC, BNP
                                                                                                        PARIBAS,
                                                                                                        Deutsche
                                                                                                        Bank
                                                                                                        Securities,
                                                                                                        Goldman,
                                                                                                        Sachs & Co.,
                                                                                                        ING
                                                                                                        Wholesale,
                                                                                                        Mitsubishi
                                                                                                        UFJ
                                                                                                        Securities,
                                                                                                        UBS
                                                                                                        Investment
                                                                                                        Bank